UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): August 7, 2025

OrthoPediatrics Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-38242	26-1761833
(Commission File Number)	(I.R.S. Employer Identification Number)

2850 Frontier Drive Warsaw, Indiana	46582
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 268-6379

Not Applicable
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00025 par value per share	KIDS	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2025, the Board of Directors (the “Board”) of OrthoPediatrics Corp. (the “Company”) accepted the resignation of Terry Schlotterback as a member of the Board due to his retirement, which became effective August 8, 2025. Mr. Schlotterback’s resignation was not a result of any disagreement with the Company.

Also, effective August 8, 2025, the Board appointed Kelly Fischer to fill the vacancy caused by Mr. Schlotterback’s departure and to serve in the class of directors whose terms expire at the annual stockholder meeting in 2026. Ms. Fischer has also been appointed to serve on the Board’s Audit Committee and Compensation Committee.

Ms. Fischer is currently Senior Vice President and Chief Financial Officer of Cook Medical, where she has been employed since 2003.

For her service as a director, Ms. Fischer will be entitled to receive her pro rata portion of the 2025 Award as more fully described in the Company’s Non-Employee Director Compensation Policy included as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on May 8, 2025, which description is incorporated herein by reference. Other than being eligible to receive such director compensation, Ms. Fischer has not entered into any material plan, contract, or arrangement in connection with her appointment as a director. Further, Ms. Fischer is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

As part of Mr. Schlotterback’s retirement, the Board has agreed to permit the remaining 10,900 unvested shares of restricted stock previously granted to him to remain outstanding and continue to vest on their respective schedules as though Mr. Schlotterback remained a director following his retirement.

* * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2025
OrthoPediatrics Corp.
	By:	/s/ Daniel J. Gerritzen
Daniel J. Gerritzen, General Counsel and Secretary